UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

NuStar GP Holdings, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Unitholder Meeting to Be Held on April 22, 2015.

NUSTAR GP HOLDINGS, LLC

NUSTAR GP HOLDINGS, LLC

19003 IH-10 WEST

SAN ANTONIO, TX 78257

Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	February 26, 2015
Date: April 22, 2015		Time: 10:30 a.m.
Location:	NuStar Corporate Headquarters
19003 IH-I0 West
San Antonio,Texas 78257

You are receiving this communication because you hold units in the company named above.

This is not a ballot.  You cannot use this notice to vote these units. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K        2. Notice and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow       XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote .com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:      1-800-579-1639

3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow       XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 8, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many unitholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these units.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow        XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR

the nominee listed:

1.                       Election of Directors

Nominee:

01)   James F. Clingman, Jr.

The Board of Directors recommends you vote FOR the following proposal:

2.       To ratify the appointment of KPMG LLP as NuStar GP Holdings, LLC’s independent registered public accounting firm for 2015.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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